Exhibit 99.1(b) Celanese Q4 & FY 2018 Earnings Conference Call / Webcast Tuesday, January 29, 2019 10:00 a.m. Eastern Time ... Celanese Corporation© Q4 Earnings Release 1

Important Information Forward-Looking Statements This presentation contains "forward-looking statements," which include information concerning the Company's plans, objectives, goals, strategies, future revenues, synergies, performance, capital expenditures, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this presentation. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; changes in the price and availability of raw materials, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, wood pulp and fuel oil and the prices for electricity and other energy sources; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to reduce or maintain current levels of production costs and to improve productivity by implementing technological improvements to existing plants; the ability to identify desirable potential acquisition targets and to consummate acquisition or investment transactions consistent with the Company's strategy; increased price competition and the introduction of competing products by other companies; market acceptance of our technology; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the Company; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, cyber security incidents, terrorism or political unrest or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the occurrence of acts of war or terrorist incidents or as a result of weather or natural disasters; potential liability for remedial actions and increased costs under existing or future environmental regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry; and various other factors discussed from time to time in the Company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Presentation This document presents the Company's three business segments, Engineered Materials, Acetate Tow and Acetyl Chain. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, refer to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. ... Celanese Corporation© Q4 Earnings Release 2

Q4 2018 Recent Highlights • Announced global reconfiguration of acetic acid footprint by expanding Clear Lake, Texas acetic acid capacity to 2.0 million tons with equivalent capacity rationalization in Asia. • Signed an agreement to acquire Next Polymers, one of India's largest domestic engineering thermoplastic compounders. The acquisition closed on January 2, 2019. • Signed an agreement to acquire a 365 kt synthesis gas production unit from Linde, located at the Clear Lake Acetyl Chain production facility. • Total new Engineered Materials project commercializations in 2018 were 3,274, a 47 percent increase year over year. • Selected to join the S&P 500 index effective prior to the open of trading on December 24, 2018. • Completed a registered offering of €500 million of 2.125% Senior Notes due 2027, using proceeds primarily to refinance an existing term loan maturing in 2021. Also extended maturity of revolving credit facility to 5 years and increased to $1.25 billion. ... Celanese Corporation© Q4 Earnings Release 3

Opportunity Pipeline Examples Personal Care Razors Automotive Engine Covers • Growing consumer demand for enhanced haptics • Under-the-hood engine covers require durable and and aesthetics via grip handle shavers light-weight materials with an aesthetic finish • Celanese thermoplastic elastomers offer strong • Celanese Ecomid® products offer excellent heat adhesion to plastic substrates and can be molded resistance and mechanical strength along with a to form complex designs smooth and glossy surface • Design support including computer aided part • A specialized manufacturing process utilizes high- design, tooling expertise, color matching, and quality recycled polyamide content to deliver application testing excellent lot-to-lot consistency ... Celanese Corporation© Q4 Earnings Release 4

Celanese Corporation 2018 Highlights 2018 Performance Factors Affecting Net Sales Changes Net sales (in millions) Total segment income margin 20% $8,000 $7,155 40% 15% $6,140 10% $6,000 30% 5% $4,000 0% 25.9% 22.1% 20% -5% $2,000 Volume Price Currency Other Total $0 10% FY YoY 1 FY 2017 FY 2018 • Record adjusted earnings per share of $11.00 GAAP Adjusted Diluted EPS EPS • Net sales growth of 17% on price and volume expansion FY 2018 $8.95 $11.00 • Highest ever adjusted EBIT margin of 25.9% • Record operating cash flow of $1.6 billion FY 2017 $6.19 $7.51 • Record free cash flow of $1.2 billion ... 1FY YoY represents 2018 compared to 2017 Celanese Corporation© Q4 Earnings Release 5

Engineered Materials 2018 results 2018 Performance Factors Affecting Net Sales Changes Net sales (in millions) Total segment income margin 20% $2,593 40% $2,500 $2,213 15% $2,000 30% 10% $1,500 27.1% 26.8% 20% $1,000 5% 10% $500 0% $0 0% Volume Price Currency Other Total FY 2017 FY 2018 FY YoY FY YoY Segment income highlights • Record net sales driven by volume and price expansion • Highest ever segment income on 3,274 project commercializations in the year, contributions from the Nilit and Omni acquisitions, and strong affiliate performance • Consistent segment income margin as pricing expansion largely offset dilution from acquisitions ... Celanese Corporation© Q4 Earnings Release 6

Acetyl Chain 2018 results 2018 Performance Factors Affecting Net Sales Changes Net sales (in millions) Total segment income margin 25% $4,042 28% 20% $4,000 $3,371 25.3% 24% 15% $3,000 10% 20% $2,000 5% $1,000 17.1% 16% 0% $0 12% -5% FY 2017 FY 2018 Volume Price Currency Other Total FY YoY FY YoY Segment income highlights • Net sales growth of 20% driven by pricing growth of 19% • Record segment income due to pricing expansion in excess of raw materials • Highest ever segment income margin representing another step-up in earnings power ... Celanese Corporation© Q4 Earnings Release 7

Acetate Tow 2018 results 2018 Performance Factors Affecting Net Sales Changes Net sales (in millions) Total segment income margin 2% $800 60% $668 $649 $600 0% 45.1% 40% 42.1% $400 -2% 20% $200 $0 0% -4% FY 2017 FY 2018 Volume Price Currency Other Total FY YoY FY YoY Segment income highlights • Net sales decline due to pricing that fell 3% on lower industry capacity utilization ... Celanese Corporation© Q4 Earnings Release 8

Celanese Corporation Q4 Highlights Q4 Performance Factors Affecting Net Sales Changes Net sales (in millions) Total segment income margin 15% $1,771 $1,689 $1,800 $1,593 30% 10% 27.9% 5% $1,200 22.1% 23.3% 20% 0% -5% $600 10% -10% Volume Price CurrencyOther Total $0 0% 1 2 Q4 2017 Q3 2018 Q4 2018 QoQ Quarter YoY Adjusted EPS • Highest ever fourth quarter adjusted EPS of $2.38 GAAP Adjusted Diluted EPS EPS • Adjusted EBIT of $393 million and adjusted EBIT Q4 2018 $0.73 $2.38 margin of 23.3%, both fourth quarter records Q3 2018 $3.00 $2.96 Q4 2017 $1.50 $1.98 ... 1QoQ represents Q4 2018 compared to Q3 2018; 2Quarter YoY represents Q4 2018 compared to Q4 2017 Celanese Corporation© Q4 Earnings Release 9

Engineered Materials Q4 results Q4 Performance Factors Affecting Net Sales Changes Net sales (in millions) Total segment income margin 12% $750 50% $642 $622 8% $580 $600 40% 4% $450 30% 29.1% 0% $300 24.5% 24.1% 20% -4% $150 10% -8% $0 0% Volume Price Currency Other Total Q4 2017 Q3 2018 Q4 2018 QoQ Quarter YoY QoQ Segment income highlights YoY Segment income highlights • Continued momentum in pricing initiatives • Net sales growth of 7% on expanded pricing and volume • Project commercializations and growth in Asia • Record fourth quarter segment income due to project partially offset seasonality and customer destocking commercializations and contributions from acquisitions and affiliates ... Celanese Corporation© Q4 Earnings Release 10

Acetyl Chain Q4 results Q4 Performance Factors Affecting Net Sales Changes Net sales (in millions) Total segment income margin 15% $1,006 $936 $1,000 $888 28% 10% 27.5% 24% $800 23.0% 20% 5% $600 20.0% 16% 0% $400 12% 8% -5% $200 4% -10% $0 0% Volume Price Currency Other Total Q4 2017 Q3 2018 Q4 2018 QoQ Quarter YoY QoQ Segment income highlights YoY Segment income highlights • Elevated margin levels sustained in a seasonally light • Expanded pricing more than offset higher raw quarter material costs • Highest ever fourth quarter segment income offsetting VAM turnaround and customer destocking ... Celanese Corporation© Q4 Earnings Release 11

Acetate Tow Q4 results Q4 Performance Factors Affecting Net Sales Changes Net sales (in millions) Total segment income margin 8% 43.3% $300 41.1% 6% 40% 32.9% 4% $200 $157 $158 $161 30% 2% 20% 0% $100 -2% 10% -4% $0 0% Volume Price Currency Other Total Q4 2017 Q3 2018 Q4 2018 QoQ Quarter YoY QoQ Segment income highlights YoY Segment income highlights • Lower segment income primarily due to an inventory • Lower segment income primarily due to an inventory build in the third quarter of 2018 build in the fourth quarter of 2017 and higher acetyls raw material costs ... Celanese Corporation© Q4 Earnings Release 12

Strong Cash Flow Generation Free Cash Flow Full Year 2018 (in millions) • Operating cash flow of $1.6 billion in 2018 $1,558 $1,500 • Free cash flow of $1.2 billion in 2018 $1,198 • Net capital expenditures of $337 million in 2018, $1,000 $893 $923 $803 $825 including nearly $200 million of growth investment $500 $0 1 1 2016 2017 2018 Cash flow from operations 1 Free cash flow (FCF) Continue to create value through our balance sheet ... 12017 free cash flow before $316 million voluntary pension contribution. 2016 free cash flow before $300 million voluntary pension contribution. Celanese Corporation© Q4 Earnings Release 13

Returning Cash to Shareholders Dividend Payout and Share Repurchases (in millions) $1,097 $1,100 Full Year 2018 $1,000 Share Repurchases $900 • Deployed $817 million to repurchase $800 $741 $701 $700 ~7.9 million shares; reduced share count by $594 $600 approximately 6% $500 • ~$700 million remaining share repurchase $394 $400 authorization as of December 31, 2018 $300 $247 $200 Dividend $88 $100 • Increased dividend per share by 17% $0 • Paid $280 million in dividends 2012 2013 2014 2015 2016 2017 2018 Dividend Share Repurchases $3.9 billion returned to shareholders since 2012 via ...dividends and share repurchases Celanese Corporation© Q4 Earnings Release 14